Exhibit 99.2 Exhibit Martin Midstream Partners L.P. – NASDAQ: MMLP NASDAQ: Partners Martin Midstream L.P. – First Quarter 2019 Quarter First Summary Earnings April 24, 2019 24, April

LEGAL NOTICE

Use of Non-GAAP Financial Measures

This presentation includes certain non-GAAP financial measures such as EBITDA and Adjusted EBITDA. These non-GAAP financial measures are not meant to be considered in isolation or as a substitute for results prepared in accordance with accounting principles generally accepted in the United States (GAAP). A reconciliation of non-GAAP financial measures included in this presentation to the most directly comparable financial measures calculated and presented in accordance with GAAP is set forth in the Appendix of this presentation or on our web site at www.martinmidstream.com

MMLP's management believes that these non-GAAP financial measures may provide useful information to investors regarding MMLP's financial condition and results of operations as they provide another measure of the profitability and ability to service its debt and are considered important measures by financial analysts covering MMLP and its peers.

Forward Looking Statements

Statements included that are not historical facts (including any statements concerning plans and objectives of management for future operations or economic performance or assumptions or forecasts related thereto), are forward-looking statements. These statements can be identified by the use of forward-looking terminology including "forecast," "may," "believe," "will," "expect," "anticipate," "estimate," "continue," or other similar words. These statements discuss future expectations, contain projections of results of operations or of financial condition or state other "forward-looking" information. We and our representatives may from time to time make other oral or written statements that are also forward-looking statements.

These forward-looking statements are based upon management's current plans, expectations, estimates, assumptions and beliefs concerning future events impacting us and therefore involve a number of risks and uncertainties. We caution that forward-looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements.

Because these forward-looking statements involve risks and uncertainties, actual results could differ materially from those expressed or implied by these forward-looking statements for a number of important reasons. A discussion of these factors, including risks and uncertainties, is set forth in Martin Midstream Partners L.P.'s annual and quarterly reports filed from time to time with the Securities and Exchange Commission. Martin Midstream Partners L.P. expressly disclaims any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events, or otherwise.

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3 $0.7 $0.3 $0.2 $0.7 $13.7 $19.0 $(3.7) $(0.1) 1Q19 1Q19 Actual Actual 1Q2019 Interest Expense 1Q19 1Q19 Guidance Guidance SG&A 2019E 2019E 195$79$30.8 $37.9 $159.5 Guidance Guidance Sulfur Services Gs$. 07$2.8 $0.7 $3.3 NGLs uae$35$. $(2.2) $2.4 $23.5 Butane adnl$03$. $5.2 $5.0 $20.3 Cardinal rpn 30$. $1.6 $2.1 $3.0 Propane etlzr$98$. $3.2 $6.1 $19.8 Fertilizer oa G 5. 1. $7.4 $10.2 $50.1 NGS Total ufrPiln 83$. $1.4 $2.1 $2.1 $1.5 $8.3 $6.0 Prilling Sulfur Sulfur Molten Sulfur Services nloae GA$1.)$40 $(4.0) $(4.0) $(15.9) UnallocatedSG&A Transportation oa ufrSrie 3. 97$6.7 $9.7 $34.1 TotalSulfur Services NaturalGas Services Total AdjustedTotal EBITDA Services Natural Gas 1Q19 1Q19 Actual Actual & Storage& Terminalling 1Q19 1Q19 Guidance Guidance 2019E 2019E Guidance Guidance ad$36$. $5.1 $5.6 $23.6 Land aie$22$. $2.7 $2.8 $12.2 Marine oa & 5. 1. $12.9 $13.6 $55.4 TotalT&S Transportation atnLbiat 1. 29$2.5 $2.9 $13.0 Lubricants Martin pcat emnl 1. 32$3.1 $3.2 $12.3 SpecialtyTerminals mcoe eiey$01$. $5.0 $5.0 $20.1 Smackover Refinery oa rnprain$58$. $7.8 $8.4 $35.8 Transportation Total hr-ae emnl 1. 25$2.3 $2.5 $10.0 Shore-BasedTerminals Terminalling & Storage neetepneadbc -- -- -$13.7 $(13.7) $(5.2) -- $3.8 -- $3.5 -- $2.8 -- $5.1 -- income (loss) Net addback expenseInterest ercainadaotzto 78$. 36$. --- -- -- $30.8 -- $0.3 -- $0.7 -- $0.0 $2.9 -- -- -- $(4.0) $0.2 $3.6 -- -- $6.7 -- -- $4.7 $7.8 -- $0.7 -- -- $7.8 $7.4 -- -- -- -- $12.9 -- -- Depreciationandamortization (Gain)property, saleonof equipment Loss andplant Unit-basedcompensation withacquisitions Transactioncost associated Income taxexpense AdjustedEBITDA nelzdmr-omre ncmoiydrvtvs- (.)- -- -- -- -- -- $(0.1) -- commodity onderivatives Unrealizedmark-to-market MMLP 1Q 2019 ADJUSTEDEBITDA COMPARISON TO GUIDANCE

4 $3.3 $3.0 $23.5 $20.3 $(15.9) $0.6 $43.6 $52.5 $76.9 $(14.1) YTD2019 Interest Expense 3. 3. 3. 4. $159.5 $49.4 $34.7 $37.5 $37.9 ufrSrie SG&A SulfurServices Gs$. 09$. $0.8 $0.9 $0.9 $0.7 NGLs uae$. 13$. $18.8 $1.0 $1.3 $2.4 Butane etlzr$. 72$. 19$19.8 $1.9 $4.6 $7.2 $6.1 Fertilizer adnl$. 51$. $5.0 $5.2 $5.1 $5.0 Cardinal rpn 21$. 01$0.7 $0.1 $0.1 $2.1 Propane oa G $02$. 72$53$50.1 $25.3 $7.2 $7.4 $10.2 NGS Total ufrPiln 21$. 21$. $8.3 $6.0 $2.1 $1.5 $2.1 $1.5 $2.0 $1.5 $2.1 $1.5 Prilling Sulfur MoltenSulfur ufrSrie Q921 Q941 2019 4Q19 3Q19 2Q19 1Q19 Services Sulfur nloae GA$40 (.)$40 $(3.9) $(4.0) $(4.0) $(4.0) SG&A Unallocated Total Adjusted EBITDA AdjustedTotal oa ufrSrie 97$07$. 55$34.1 $5.5 $8.2 $10.7 $9.7 Sulfur Services Total aua a evcs11 Q931 Q92019 4Q19 3Q19 2Q19 1Q19 NaturalGas Services Services Transportation $20.1 $13.0 $12.3 $10.0 $23.6 $12.2 Services Natural Gas & Storage& Terminalling 25$. 25$2.5 $2.5 $2.5 $2.5 Q921 Q941 2019 4Q19 3Q19 2Q19 1Q19 ad$. 58$. $6.1 $6.1 $5.8 $5.6 Land aie$. 32$. $3.2 $3.0 $3.2 $2.8 Marine Storage Terminals oa & 1. 1. 1. 1. $55.4 $13.2 $14.2 $14.4 $13.6 TotalT&S Shore-Based Terminalling & rnprain11 Q931 Q92019 4Q19 3Q19 2Q19 1Q19 Transportation atnLbiat 29$. 38$2.6 $3.8 $3.7 $2.9 MartinLubricants pcat emnl 32$. 30$3.0 $3.0 $3.1 $3.2 SpecialtyTerminals mcoe eiey$. 51$. $5.1 $4.9 $5.1 $5.0 Smackover Refinery oa rnprain$. 90$. 93$35.8 $9.3 $9.1 $9.0 $8.4 Transportation Total neetepneadbc -- -- -$52.5 -- -- $159.5 -- $0.6 -- $0.0 -- -- -- $(15.9) -- -- $10.1 $34.1 -- -- -- $12.7 $35.8 -- $21.1 -- -- $50.1 -- $33.0 $(14.1) $55.4 -- addback expenseInterest Depreciationamortization and property,equipment Gain andsale onof plant Income taxexpense AdjustedEBITDA MMLP 2019E ADJUSTEDEBITDA GUIDANCE RECONCILIATION e noe(os 2. 4. 2. 2. (65 $(52.5) $(16.5) $24.0 $23.1 $43.1 $22.4 Net Income (loss)